Exhibit 99.1

Markforged to Expand into Mass Production of End-Use Metal Parts Through Digital Metal Acquisition

Markforged software capabilities and global coverage to accelerate adoption of Digital Metal’s reliable, production-grade binder jetting solution

WATERTOWN, Mass. – July 12, 2022 – Markforged (NYSE: MKFG), creator of the integrated metal and carbon fiber additive manufacturing platform, The Digital Forge, today announced that it has entered into a definitive agreement with Höganäs AB to acquire Digital Metal, the creator of a leading binder jetting solution known to be precise and reliable, extending Markforged’s capabilities into high-throughput production of metal additive parts.

The addition of Digital Metal furthers Markforged’s strategy to solve manufacturing challenges for industrial customers at the point of need. With this new offering, manufacturers have the opportunity to produce high volumes of functional metal parts with minimal setup required. Traditional production often requires months to move from design to manufacturing, introduces third party supplier risk, and provides poor unit economics during ramp up and in lower volumes.

Markforged sees powder binder jetting as a highly scalable additive manufacturing technology for production grade parts using a variety of metal materials. Digital Metal’s solution is designed to provide high-precision, best-in-class part quality and reliability. Powder binder jetting complements the existing Digital Forge offering, and will expand Markforged’s addressable market by solving new customer problems.

“With the Digital Metal acquisition, Markforged is advancing our vision for distributed manufacturing by enabling the reliable, high volume production of precise metal parts at the point of need. Infusing Digital Metal’s solution into The Digital Forge platform allows us to address new applications in the medical, automotive, luxury goods and other industries,” said Shai Terem, president and CEO of Markforged. “The Digital Metal team has created a robust and scalable solution that complements our existing technologies. I look forward to welcoming their talented people to Markforged.”

Founded in 2003, Digital Metal is a wholly-owned subsidiary of Höganäs AB and the creator of a proprietary binder jetting AM technology. Known for high productivity, excellent surface quality and superior resolution, Digital Metal printers have been used to produce hundreds of thousands of parts, including parts for leaders in consumer products, academia, and the automotive industry. Markforged sees significant opportunities to further accelerate Digital Metal adoption through integrated software capabilities and a global go-to-market engine.

“Markforged’s easy-to-use platform, best-in-class software capabilities and material expertise felt like a natural fit for the future of our technology,” said Christian Lönne, CEO of Digital Metal. “With Markforged’s experience and go-to-market scale, we are confident that we will be able to grow our technology together and help more manufacturers produce the high-volume metal parts they need to drive highly productive and cost efficient operations.”

As part of the transaction, Markforged will pay Höganäs approximately $32 million in cash, approximately 4.1 million shares of Markforged common stock and approximately $1.5 million in cash to settle certain intercompany balances, subject to certain adjustments. The acquisition of Digital Metal is expected to close during the third quarter of 2022, subject to customary conditions.

About Digital Metal

Digital Metal’s proprietary binder jetting technology enables the production of highly complex objects with superior surface finish and repeatable accuracy, which is not possible with competing technologies. In addition to developing, manufacturing and selling printers, Digital Metal also offers small-volume or mass-production printing services. Many of the world’s leading aerospace, automotive, industrial, MedTech, energy, luxury and academic companies are numbered among its customers.

Digital Metal® was founded in 2003, and is headquartered in Southern Sweden. The company is part of the Höganäs Group (founded in 1797), a leading metal powder producer. Read more at www.digitalmetal.tech or www.linkedin.com/company/digital-metal.

About Markforged
Markforged (NYSE: MKFG) is reimagining how humans build everything by leading a technology-driven transformation of manufacturing with solutions for enterprises and societies throughout the world. The Markforged Digital Forge brings the power and speed of agile software development to industrial manufacturing, combining hardware, software, and materials to solve supply chain problems right at the point-of-need. Engineers, designers, and manufacturing professionals all over the world rely on Markforged metal and composite printers for tooling, fixtures, functional prototyping, and high-value end-use production. Markforged is headquartered in Watertown, Mass., where it designs its products with over 400 employees worldwide. To learn more, visit www.markforged.com.

Special Note Regarding Forward-Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although Markforged believes that it has a reasonable basis for each forward-looking statement contained in this press release, Markforged cautions you that these statements are based on a combination of facts and factors currently known by it and its projections of the future, about which it cannot be certain. Forward-looking statements in this press release include, but are not limited to, the anticipated synergies of the combined companies, the timing for closing of the proposed transaction, the successful and/or timely integration of the Digital Metal business with Markforged’s products and the potential benefits customers may realize from such integration and the future product and strategy plans of Markforged and Digital Metal. Markforged cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, including, without limitation, risks associated with: Markforged’s and Höganäs’ ability to satisfy the conditions to the closing of the transaction on a timely basis or at all; the occurrence of events that may give rise to a right of one or both of the Markforged and Höganäs’ to terminate the purchase agreement; Markforged’s inability to file a registration statement to register the resale of the stock consideration, when issuable; the possibility that the anticipated synergies of this transaction may not be achieved in a timely manner or at all; general economic, the impact of COVID-19 on countries or regions in which we have operations or do business; political and business conditions and those other risks identified under the heading “Risk Factors” in Markforged’s most recent periodic and other filings with the SEC, as well as any subsequent filings Markforged makes with the SEC. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that Markforged will achieve its objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent Markforged’s views as of the date of this press release. Markforged anticipates that subsequent events and developments will cause its views to change. However, while Markforged may elect to update these forward-looking statements at some point in the future, Markforged has no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing Markforged’s views as of any date subsequent to the date of this press release.

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